IVY FUNDS
Delaware Ivy Emerging Markets Local Currency Debt Fund
(formerly, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses dated January 31, 2021

Effective immediately, the section entitled “Performance – Chart of Year-by-Year Returns” is replaced in its entirety with the following:
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 11.57% (the fourth quarter of 2020) and the lowest quarterly return was -16.52% (the first quarter of 2020).

In addition, effective immediately, the section entitled “Performance – Average Annual Total Returns” is replaced in its entirety with the following:

Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class A (began on 4-30-2014)
Return Before Taxes	1.39%	3.29%	-0.52%
Return After Taxes on Distributions	1.35%	2.95%	-0.88%
Return After Taxes on Distributions and Sale of Fund Shares	0.56%	2.36%	-0.58%
Class C (began on 4-30-2014)
Return Before Taxes	3.30%	3.12%	-0.83%
Class I (began on 4-30-2014)
Return Before Taxes	4.33%	4.19%	0.20%
Class R6 (began on 1-30-2015)
Return Before Taxes	4.33%	4.19%	1.55%
Class Y (began on 4-30-2014)
Return Before Taxes	3.97%	3.85%	-0.12%

Index	1 Year	5 Years	Life of Class
JP Morgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 4-30-2014)	2.69%	6.72%	1.16%

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated December 27, 2021.